Exhibit 99.1

IIOT-OXYS, Inc. CEO Discusses Collaboration Timeline and Next Steps in Video Interview with SmallCapVoice.com

CAMBRIDGE, MA / ACCESSWIRE / September 13, 2022 / IIOT-OXYS, Inc. (OTC PINK:ITOX) ("Oxys" or the "Company") announces the availability of a new interview with its CEO, Cliff Emmons, with SmallCapVoice.com Inc. ("SCV") to provide further insight into the Company’s collaboration with Aretas Sensor Networks Inc.

Speaking with SCV’s Stuart Smith, Oxys CEO Cliff Emmons summarizes the partnership’s timeline and how the collaboration advanced to a Proof of Concept (POC) utilizing Aretas’ Indoor Air Quality (IAQ) sensors and IIoT software platform.

“This POC was a true collaboration … and a big step forward in our partnership with Aretas. It allowed us to evaluate and become familiar with their technology, both the sensors and their IIOT software platform,” says Emmons. “This is going to make Oxys a stronger partner for Aretas as we explore co-marketing and co-selling agreements with them. Negotiations on these agreements are underway and we expect to finalize them by the close of this quarter.”

Watch the full interview at https://youtu.be/087UbLpQDbM

About IIOT-OXYS, Inc.

IIOT-OXYS, Inc. (OTC PINK: ITOX) is a technology company at the intersection of IIoT, AI & Machine Learning, Edge Computing and Manufacturing Operations. We provide actionable mission-critical insights for the Medical/Pharmaceutical, Manufacturing, Agriculture, Defense, and Structural Health, and other industries. IIOT-OXYS's edge computing open-source hardware and proprietary ML algorithms employ our Minimally Invasive Load Monitoring (MILM) technology to simply gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com.

About SmallCapVoice.com

SmallCapVoice.com, Inc. is a recognized corporate investor relations firm, with clients nationwide, known for its ability to help emerging growth companies, small cap and micro-cap stocks build a following among retail and institutional investors. SmallCapVoice.com utilizes its stock newsletter to feature its daily stock picks, podcasts, as well as its clients' financial news releases. SmallCapVoice.com also offers individual investors all the tools they need to make informed decisions about the stocks in which they are interested. Tools like stock charts, stock alerts, and Company Information Sheets can assist with investing in stocks that are traded on the OTC Markets. To learn more about SmallCapVoice.com and its services, please visit https://www.smallcapvoice.com/small-cap-stock-otc-investor-relations-financial-public-relations/.

Socialize with SmallCapVoice and their clients at

Facebook: https://www.facebook.com/SmallCapVoice/

Twitter: https://twitter.com/smallcapvoice

Instagram: https://www.instagram.com/smallcapvoice/

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Forward-Looking Statements

This news release contains forward-looking statements that reflect Management's current views about future events and financial performance. Forward-looking statements often contain words such as ''expects,'' ''anticipates,'' ''intends,'' or ''believes.'' Our forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and events to differ materially from those projected in the forward-looking statements. Risks and uncertainties that could adversely affect us include, without limitation, the loss of major customers, our failure to obtain new contracts, our inability to patent products or processes, our infringement of patents held by others, our inability to finance our business and the other risks and uncertainties that are discussed in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this news release are made only as of the date of this news release. We undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

IIOT-OXYS Inc.
Clifford L. Emmons
CEO
Contact@OxysCorp.com
www.OxysCorp.com

SmallCapVoice.com

Stuart T. Smith

512-267-2430

Info@SmallCapVoice.com

Source: IIOT-OXYS, Inc.

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